UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): August 5, 2014

MONRO MUFFLER BRAKE, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of Monro Muffler Brake, Inc. (the “Company”) was held on August 5, 2014. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below. Approximately 30,807,601 shares (representing 97.7% of total shares outstanding and entitled to vote) were present at the Annual Meeting either in person or by proxy.

1. The Company’s shareholders elected four directors to Class 1 of the Board of Directors to serve a two-year term, until their successors have been elected and qualified at the 2016 annual meeting of shareholders. The number of shares that (i) voted for the election of each director and (ii) withheld authority to vote for each director, as well as the number of broker non-votes, are set forth in the table below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Donald Glickman	25,467,606	4,101,954	1,238,041
John W. Van Heel	28,274,291	1,295,269	1,238,041
James R. Wilen	28,111,975	1,457,585	1,238,041
Elizabeth A. Wolszon	27,894,703	1,674,857	1,238,041

2. The Company’s shareholders re-approved the Company’s Management Incentive Compensation Plan. The number of shares voted for, against or abstained from voting for the re-approval of the Company’s Management Incentive Compensation Plan and the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,848,285	668,286	52,989	1,238,041

3. The Company’s shareholders voted for approval of an advisory resolution regarding executive compensation. The number of shares that voted for, against or abstained from voting for executive compensation and the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,328,446	100,146	140,968	1,238,041

4. The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2015. The number of shares that voted for, against or abstained from voting for the ratification of the selection of PricewaterhouseCoopers, LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
30,304,461	457,184	45,956

Item 8.01	Voluntary Disclosure of Other Events

On August 5, 2014, the Board of Directors declared a quarterly cash dividend of $.13 per share for the second quarter of the Company’s 2015 fiscal year, ending March 28, 2015. The dividend is payable on August 28, 2014 to shareholders of record as of August 18, 2014, including shares of common stock to which the holders of the Company’s Class C Convertible Preferred Stock are entitled.

Exhibit No.	Description

99.1	Press release, dated August 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO MUFFLER BRAKE, INC.
(Registrant)

August 7, 2014	By:	/s/ Catherine D’Amico
Catherine D’Amico
Executive Vice President – Finance, Treasurer,
Chief Financial Officer and Secretary